THE MAINSTAY GROUP OF FUNDS

MainStay Diversified Income Fund

Prospectus Supplement
dated December 17, 2010 (“Supplement”)
to the Prospectus for MainStay Income and Blended Funds
dated February 26, 2010, as supplemented (“Prospectus”)

This Supplement updates certain information contained in the Prospectus with respect to MainStay Diversified Income Fund (“Fund”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available by going online to mainstayinvestments.com/documents.

This Supplement Contains An Important Notice Regarding a Name Change and Changes to the Investment Objective, Principal Investment Strategies and Principal Risks of the MainStay Diversified Income Fund.

At a meeting of the Board of Trustees (“Board”) of The MainStay Funds on December 15, 2010, the Board approved a change to the name of MainStay Diversified Income Fund, and modifications to its investment objective and principal investment strategies.  Accordingly, the Prospectus will be revised as follows effective February 28, 2011:

1.	All references to “MainStay Diversified Income Fund” will be changed to “MainStay Flexible Bond Opportunities Fund.”

2.	The Fund’s “Investment Objective” will be revised as follows:

The Fund seeks to provide current income and total return by investing primarily in domestic and foreign debt securities.

3.	The first paragraph of the Fund’s “Principal Investment Strategies” section will be replaced as follows:

The Fund, under normal conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a diversified portfolio of debt or debt-related securities such as: debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities; obligations of international or supranational entities; debt or debt-related securities issued by U.S. or foreign corporate entities; zero coupon bonds; municipal bonds; mortgage-related and other asset-backed securities; loan participation interests; convertible bonds; and variable or floating rate debt securities.  The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. Maturities of the securities held by the Fund will vary.  The Fund may invest up to 20% of its net assets in equity securities.

The Fund may take long and short positions.  The Fund’s long positions, either through direct long positions or through credit default swaps or total return swaps, may aggregate up to 120% of the Fund’s net assets.  The Fund’s short positions, either through direct short positions or through credit default swaps or total return swaps, may aggregate up to 20% of the Fund’s net assets.  The proceeds from the Fund’s short positions may be used to purchase all or a portion of the additional long positions. The long and short positions held by the Fund may vary over time as market opportunities develop.

The Fund may also invest in derivatives, such as futures, options, forward commitments and swap agreements to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

Short sales are intended to allow the Fund to earn returns on securities that MacKay Shields LLC, the Fund's Subadvisor, believes will underperform the benchmark index and may allow the Fund to maintain additional long positions.

4.	The following paragraphs will be added to the Fund’s “Principal Risks” section:

Short Selling Risk: If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

The Fund also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot go below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Fund will leverage its portfolio, or if it does, that the Fund’s leveraging strategy will be successful.

Regulatory authorities in the United States or other countries may restrict the ability of the Fund to fully implement its short-selling strategy, either generally, or with respect to certain industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.